                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        November 19, 1998
                                                  -----------------------------


                           UNISOURCE WORLDWIDE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE             File No. 1-14482             13-5369500
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      (STATE OR OTHER            (COMMISSION             (I.R.S. EMPLOYER
        JURISDICTION             FILE NUMBER)           IDENTIFICATION NO.)
     OF INCORPORATION)




     1100 Cassatt Road, Berwyn, Pennsylvania                    19312
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (610) 296-4470
                                                     ---------------------------


                                 Not Applicable
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  (FORMER NAME, FORMER ADDRESS, AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)
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Item 5.  Other Events.
         ------------

     The Registrant has attached hereto certain selected unaudited historical financial information as of and for the fiscal years ended September 30, 1998 and 1997. This information is provided for analytical purposes and is not intended to be a presentation in accordance with generally accepted accounting principles. The Registrant's audited consolidated financial statements (and the notes thereto) as of and for the fiscal years ended September 30, 1998 and 1997 will be included in the Registrant's annual report to stockholders.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          (c)  Exhibits.
               ---------

               (99) Selected unaudited historical financial information as of and for the fiscal years ended September 30, 1998 and 1997.
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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNISOURCE WORLDWIDE, INC.
                                  (Registrant)



                                  By: /s/ Robert M. McLaughlin
                                     ----------------------------------
                                        Robert M. McLaughlin
                                        Vice President, Assistant Treasurer
                                        and Controller




Dated: November 19, 1998

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                                 Exhibit Index
                                 -------------



        (99) Selected unaudited historical financial information as of and for the fiscal years ended September 30, 1998 and 1997.